Creating a Premier Texas Community Banking Franchise KBW Community Bank Investor Conference August 1, 2018

Safe Harbor Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the impact Veritex Holdings, Inc. (“Veritex”) expects its proposed acquisition of Green Bancorp, Inc. (“Green”) to have on the combined entity's operations, financial condition, and financial results, and Veritex's expectations about its ability to successfully integrate the combined businesses, the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the proposed acquisition and other estimates and projections (including expected accretion), which may be preliminary and subject to significant uncertainty. The forward-looking statements also include statements about Veritex's future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Veritex's share price before closing, that the businesses of Veritex and Green will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, litigation relating to the proposed acquisition, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex or Green have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of Veritex common stock to be issued in the transaction, the reaction to the transaction of the companies' customers, employees and counterparties and other factors, many of which are beyond the control of Veritex and Green. These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the Joint Proxy/Prospectus (as defined herein) that will be included on the Registration Statement on Form S-4 that will be filed with the SEC in connection wit the proposed acquisition. In addition, we refer you to the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex's Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Green for the year ended December 31, 2017 and any updates to those risk factors set forth in Veritex's and Green's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are available on the SEC's website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex's underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex or Green anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Neither Veritex nor Green undertakes any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Information specific to Green or Veritex on a stand alone basis, including respective historical information, was prepared solely by the company as to which such information relates. The other party to the merger agreement has not verified and assumes no responsibility for such information. Green and Veritex may utilize similarly titled metrics but such metrics may be defined differently. No report of any third party is incorporated by reference herein. 2

Forward Looking Statements Important Additional Information will be Filed with the SEC This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Veritex of Green. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. In connection with the proposed transaction, Veritex plans to file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement of Veritex and Green and a prospectus of Veritex (the “Joint Proxy/Prospectus”), and each of Veritex and Green may file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy /Prospectus will be mailed to shareholders of Veritex and Green. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY VERITEX AND GREEN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Registration Statement and the Joint Proxy/Prospectus (when available) and other documents filed with the SEC by Veritex and Green through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy /Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225, or by directing a request to Green Bancorp, Inc., 4000 Greenbriar Street, Houston, Texas 77098. Participants in the Solicitation Veritex, Green and their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Green or Veritex in respect of the proposed transaction. Information regarding Veritex's directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 3, 2018, and information regarding Green's directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 13, 2018. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. 3

Second Quarter Highlights 4

# VBTX Q2 2018 Financial Highlights

*(Dollars in Thousands, Except per Share)*

## Commentary

- Strong loan production with Q2 annualized growth of 18%
- Record new loan commitments for the quarter of $443 million
- Expansion of Core ROAA(1) from 1.22% to 1.30% linked quarter
- Improvement in Core Efficiency Ratio(1) from 57.2% to 51.5% linked quarter
- Excellent credit quality with NPAs at 0.16% of total assets

| | Q2 2018 | Q1 2018 |
|---|---|---|
| **Balance Sheet** | | |
| Total Loans | $ 2,418,908 | $ 2,316,089 |
| Total Deposits | 2,490,418 | 2,493,794 |
| Total Assets | 3,133,627 | 3,063,319 |
| Stockholders' Equity | 508,441 | 497,433 |
| Book Value per Common Share | $ 21.03 | $ 20.60 |
| Tangible Common Equity (1) | 329,512 | 317,376 |
| Tangible Book Value per Common Share (1) | $ 13.63 | $ 13.14 |
| **Income Statement** | | |
| Net Interest Income | $ 27,624 | $ 29,102 |
| Noninterest Income | 2,592 | 2,781 |
| Noninterest Expense | 16,169 | 17,306 |
| Core Noninterest Expense (1) | 14,705 | 15,728 |
| Net Income Available to Common | 10,193 | 10,388 |
| Core Net Income Available to Common (1) | 9,906 | 8,968 |
| Diluted EPS | $ 0.42 | $ 0.42 |
| Core Diluted EPS (1) | 0.40 | 0.37 |
| **Selected Ratios** | | |
| Net Interest Margin | 4.07% | 4.46% |
| Core Net Interest Margin (1) | 3.83% | 3.84% |
| Efficiency Ratio | 53.5% | 54.3% |
| Core Efficiency Ratio (1) | 51.5% | 57.2% |
| Return on Average Assets | 1.34% | 1.41% |
| Core Return on Average Assets (1) | 1.30% | 1.22% |
| **Credit Quality** | | |
| NPAs / Assets | 0.16% | 0.12% |
| NPLs / Total Loans | 0.20% | 0.16% |
| NCOs / Avg. Loans | 0.00% | 0.00% |

*(1) As used in this presentation, tangible common equity, tangible book value per share, core ROAA, core net interest margin, core noninterest expense, core net income available to common, core diluted EPS and core efficiency ratio are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see the end of the presentation.*

5

VBTX Growth of a Diversified Loan Portfolio For the period ended June 30, 2018, total loan balances increased $102.8 million, 4.4% or 17.8% annualized, compared to March 31, 2018. Total Loans(1) Ending Balances As of June 30, 2018 $ in millions Energy $2,419 2% 1-4 Family & $2,260 Consumer 12% Commercial Commercial & Industrial Real Estate 27% 59% $992 $821 $603 $495 $398 $298 • Second quarter loanyield is 5.55% • Loan yield includes 28 basis points of purchase discount accretion relating to acquired loans • Excluding the impact of accretion, core loan yield is 5.27% for 2Q18 vs 5.03% for 1Q18 (1) Total loans does not includes loans held for sale and deferred fees. 6

VBTX Payoffs, Pay-downs and New Commitments Quarter-end Loan Balances Dollars in millions versus New Commitments $443 $358 $276 $225 $163 $2,260 $2,316 $2,419 $1,908 $1,122 2Q2017 3Q2017 4Q2017 1Q2018 2Q2018 QTR End Balances New Commitments Payoffs and Pay Downs versus Loan Balances 11% 9% 8% 6% 5% $260 $211 $202 $104 $73 2Q2017 3Q2017 4Q2017 1Q2018 2Q2018 Total Payoffs / Pay-downs Pay downs/offs % of ending balances 7

VBTX Strong Credit Quality 0.33% Nonperforming Loans to Total Loans 0.23% 0.20% 0.18% 0.07% 0.08% 0.02% 2012 2013 2014 2015 2016 2017 2Q2018 0.21% Net Charge-offs to Average Loans(1) 0.08% 0.06% 0.03% 0.02% 0.01% 0.00% 2012 2013 2014 2015 2016 2017 2018 (1) Percentage reported for 2018 represents a year to date percentage. 8

VBTX Deposit Mix For the period ended June 30, 2018, total deposits decreased $3.4 million, or 0.1%, from balances at period ended March 31, 2018. Total Funding Sources Total Deposits As of June 30, 2018 Ending Balances $ in millions (1) $2,490 Time $2,343 17% Now/Savings Noninterest-bearing 7% 25% Wholesale/Borrowed Money Market 9% 27% $1,120 $868 Correspondent $639 Money Market $574 $448 15% $365 Second quarter average rates: • Interest-bearing deposits of 1.39% • Total cost of funds of 1.09% (1) Includes deposits held for sale with the Austin branches. . 9

VBTX Core Net Interest Income and Margin Growth Quarterly Net Interest Trend (1) Core net interest income Core net interest margin 3.84% 3.83% 3.75% 3.66% 3.42% 3.49% 3.19% $25,960 $22,795 $25,093 $18,492 $10,459 $11,198 $12,241 4Q16 1Q2017 2Q2017 3Q2017 4Q2017 1Q18 2Q18 Quarterly Average Earning Asset Mix Interest-bearing deposits Investment Securities Loans in other banks 10% 9% 8% 9% 6% 10% 9% 6% 5% 14% 76% 82% 84% 86% 86% Average yield/rate 2Q2017 3Q2017 4Q2017 1Q2018 2Q2018 Loans(1) 4.83% 4.85% 4.93% 5.03% 5.27% Deposits 0.80 0.86 0.93 1.00 1.39 (1)Excludes 5 bps, 15 bps, 58 bps, 72 bps and 25 bps of income recognized on acquired loans for 2Q2017, 3Q2017, 4Q2017, 1Q2018, and 2Q2018, respectively. See Reconciliation of Non-GAAP Financial Measures for a reconciliation of core net interest income and core net interest margin at the end of the presentation. 10

# GNBC Q2 2018 Financial Highlights

*(Dollars in Thousands, Except per Share)*

## Commentary

- Diluted EPS increased to $0.44 from $0.25 vs Q1 2018
- ROATCE and ROAA increased to 17.65% and 1.54%, respectively
- Record loan production of over $367 million in Q2 with annualized loan growth at 10.6%
- NIM expanded to 3.94% in Q2, up 7 bps
- Efficiency ratio improved to 50.1%
- NPAs declined 64 bps to 1.36%

| | Q2 2018 | Q1 2018 |
|---|---|---|
| **Balance Sheet** | | |
| Total Loans | $ 3,227,100 | $ 3,143,797 |
| Total Deposits | 3,426,050 | 3,453,727 |
| Total Assets | 4,391,677 | 4,225,247 |
| Shareholders' Equity | 479,493 | 468,878 |
| Book Value per Common Share | $ 12.86 | $ 12.62 |
| Tangible Common Equity (1) | 386,321 | 375,400 |
| Tangible Book Value per Share (1) | $ 10.36 | $ 10.10 |
| **Income Statement** | | |
| Net Interest Income | $ 39,761 | $ 38,242 |
| Provision Expense | 1,897 | 9,663 |
| Noninterest Income | 5,485 | 5,158 |
| Noninterest Expense | 22,645 | 22,053 |
| Net Income Available to Common | 16,421 | 9,362 |
| Diluted EPS | $ 0.44 | $ 0.25 |
| **Selected Ratios** | | |
| Net Interest Margin | 3.94% | 3.87% |
| Efficiency Ratio | 50.1% | 50.8% |
| Return on Average Assets | 1.54% | 0.90% |
| Return on Average Tangible Common Equity (1) | 17.7% | 10.5% |
| **Credit Quality** | | |
| NPAs / Assets | 1.36% | 2.00% |
| NPLs / Total Loans | 1.09% | 1.22% |
| NCOs / Avg. Loans | 0.16% | 0.08% |

*Source: GNBC documents.*

*(1) As used in this presentation, tangible common equity, tangible book value per share and return on average tangible common equity are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see the end of the presentation.*

11

# GNBC Inflection Point – Earnings Power & Improving Credit

## Key Observations

- GNBC's core earnings power as illustrated by PTPP ROAA(1) of 2.15% for Q2 continues to improve reflecting the benefits of an asset sensitive balance sheet.

- Risk inherent in GNBC balance sheet post the decision to exit energy lending has reached the lowest point in years as NPAs declined 64 bps. Management's outlook for the remainder of the year is for continued improvement in NPAs.

## ROAA


2.04%
2.04%
2.01%
2.10%
2.15%
1.26%
1.10%
0.25%
0.90%
1.54%
2Q17
3Q17
4Q17
1Q18
2Q18
Reported ROAA
PTPP Operating ROAA

## NPAs / Assets


1.80%
2.23%
1.68%
2.00%
1.36%
2Q17
3Q17
4Q17
1Q18
2Q18
(1)

*Source: GNBC documents.*

*(1) As used in this presentation PTPP Operating ROAA is a non-GAAP financial measure. For a reconciliation of this non-GAAP financial measure to its comparable GAAP measure, see the end of the presentation.*

12

GNBC Inflection Point – Capital & Efficiency Key Observations ROATCE (1) Strong earnings, appropriate 15.04% leverage and capital management 17.65% through the initiation of a regular dividend in Q2 contributed to the 12.74% 10.47% strong ROATCE result of over 17.50%. 3.02% 2Q17 3Q17 4Q17 1Q18 2Q18 Efficiency Ratio Continued strength in the efficiency 57.87% ratio as the benefits of a branch light business model coupled with 50.81% an asset sensitive balance sheet 50.59% 50.05% support the earnings power of the 49.09% 49.90% 49.45% 47.83% company. 46.49% 47.69% 2Q17 3Q17 4Q17 1Q18 2Q18 (1) Reported Operating Efficiency Ratio Source: GNBC documents. (1) As used in this presentation, ROATCE and Operating Efficiency Ratio are non-GAAP financial measures. For a reconciliation of this non-GAAP financial measure their 13 comparable GAAP measure, see the end of the presentation.

GNBC Inflection Point – Margin & Loan Production Key Observations Net Interest Margin NIM expansion continued in Q2 as 3.94% the Fed continued to increase short 3.87% term rates. The Company’s loan portfolio is 20% fixed rate with the 3.63% 3.65% 3.64% remaining 67% floating and 13% adjustable. Deposit costs increased 12 bps during Q2 and are up 19 bps over the last 4 quarters. 2Q17 3Q17 4Q17 1Q18 2Q18 New Loan Commitments Loan production continued to Dollars in Thousands $367,178 accelerate to almost $1.5 million $285,404 annualized as CRE production $254,109 $217,062 started to return to normal levels $195,483 and the economic strength of the Dallas and Houston markets continued their strong growth. 2Q17 3Q17 4Q17 1Q18 2Q18 Source: GNBC documents. 14

Merger Overview 15

# Strategic and Financial Rationale

**Compelling Strategic Rationale**

**Enhances Franchise**

- Creates a premier Texas community bank centered in DFW and Houston
- Increases scarcity value with top 10 pro forma deposit market share among Texas-based commercial banks in Texas, DFW and Houston(1)

**Increases Scale**

- Combines strengths of leadership teams at both companies
- Drives positive operating leverage and ability to increase investment in technology

**Broadens Opportunities**

- Improves customer service offering – breadth of products and lending capacity
- Strengthens ability to serve and attract employees and customers

**Financially Attractive**

- GAAP EPS accretion of ~25%+ in 2019E and 2020E
- Manageable tangible book value per share dilution (12.0%) with earnback of ~2.8 years
- Enhances ROATCE by ~400+ bps
- Internal rate of return in excess of ~20%
- Strong pro forma capital levels with substantial internal capital generation to fund future growth
- Comprehensive reciprocal due diligence conducted and conservative modeling assumptions

*(1) Excludes thrifts.*

16

# Overview of Transaction Terms

| | |
|---|---|
| **Transaction:** | Green Bancorp, Inc. ("GNBC") to merge with and into Veritex Holdings, Inc. ("VBTX") |
| **Legal and Accounting Acquiror:** | Veritex Holdings, Inc. |
| **Consideration:** | 100% stock (exchange ratio of 0.79 VBTX shares per GNBC share) |
| **Options Treatment** | GNBC options rolled into VBTX options<br>Stock appreciation rights net settled in cash |
| **Aggregate Transaction Value:** | Deal Value: $1.0 billion[(1)], or $25.89 per GNBC share<br>Price / TBVPS : 2.50x<br>Price / 2018E EPS[(2)]: 15.2x<br>Price / 2019E EPS[(2)]: 13.0x |
| **Headquarters:** | Dallas, TX |
| **Expected Fully Diluted Ownership Split:** | ~45% VBTX, ~55% GNBC |
| **Named Executives:** | Chairman & CEO: Malcolm Holland (VBTX)<br>CFO: Terry Earley (GNBC)<br>DFW City President: Jeffrey Kesler (VBTX)<br>Houston City President: Geoffrey Greenwade (GNBC)<br>CCO: Clay Riebe (VBTX) |
| **Board Composition:** | Six board seats VBTX, three board seats GNBC (including Manny Mehos, Chairman & CEO of GNBC) |
| **Required Approvals:** | Customary regulatory and shareholder approvals |
| **Expected Closing:** | 1Q 2019 |

*Note: Aggregate transaction value is based off of VBTX's trading price of $32.77 and GNBC's trading price of $22.50 as of 7/23/18.*
*(1) Based on 38.9 million acquisition shares.*
*(2) Based on consensus estimates.*

17

Uniquely Attractive Texas Franchise Creates the only Texas bank focused primarily across the attractive DFW and Houston MSAs Total Percent of Total Deposits in(¹): Assets ($bn) Dallas Houston Other Tx. All Other $ 31 VBTX (22) GNBC (21) 24 22 16 13 13 12 9 8 Pro Forma 64% 34% 8 Source: S&P Global Market Intelligence. Note: Deposit market share data as of June 30, 2017. 18 (1) Companies ranked by asset size as of March 31, 2018. CADE and IBTX pro forma for recent transactions. Rankings exclude NexBank Capital and Beal Financial.

Significant Scarcity Value Across Robust Banking Markets DFW Houston Fort Worth Houston Dallas Two fastest growing markets among the top 20 largest U.S. MSAs Projected Population Growth / Size Rankings in the U.S Median Household Income ($ in thousands) Houston #1 / #5 Dallas-Fort Worth #2 / #4 $ 67 $ 68 Denver Phoenix Seattle $ 61 Miami Atlanta Tampa San Francisco Washington D.C. Dallas-Fort Worth Houston National Average San Diego Riverside Minneapolis # of Fortune 500 Companies HQ Rankings Los Angeles Boston # of Companies Rank NYC Philadelphia Dallas-Fort Worth 22 #3 St. Louis Chicago Houston 21 #4 Detroit Source: S&P Global Market Intelligence, Greater Houston Partnership Note: Branch deposits data for deposit market share represents combined VBTX and GNBC as of June 30, 2017. 19

Complementary Business Models Opportunity to expand products, expertise, best practices and technology across the pro forma franchise Pro Forma Strong DFW Presence   Strong Houston Presence   Branch-Light Strategy    Commercial Lending Focus    Real Estate Lending Expertise    Mortgage Warehouse Lending   SBA / USDA Lending    Treasury Management    Correspondent Banking   Public Funds Strategy   20

# Compelling Financial Impact

| | | |
|---|---|---|
| **Expected Merger Impact** | 2019E GAAP EPS Accretion (65% of Cost Savings Phased-In) | ~25%+ |
| | 2020E GAAP EPS Accretion (Fully Integrated) | ~25%+ |
| | TBVPS Dilution (Including One-Time Merger Costs) | ~12.0% |
| | TBVPS Earnback (Crossover and Accretion Method) | ~2.8 years |
| | Internal Rate of Return | ~20% |
| | TCE / TA | > 9.0% |
| | Total RBC | > 12.0% |
| | (LLR + Disc.) / Gross Loans | ~1.80% |
| **Conservative Merger Assumptions** | Net Cost Savings / Combined Noninterest Expense | < 11.0% |
| | Revenue Synergies | Identified but not included |
| | Pre-Tax Gross Loan Credit Mark[(1)] | $59 million |
| | *% of Total Loans* | *1.82%* |
| | Pre-Tax Loan Rate Mark | $15 million |
| | Pre-Tax Fair Value Adjustment to Sub Debt / TruPs | $8 million |
| | Core Deposit Intangible on Non-Time Deposits | 2.00% |
| | *Amortization Period (Straight Line)* | *10 years* |
| | Pre-Tax Merger and Integration Costs | $45 million |

*(1) Gross loan credit mark includes existing legacy credit marks on GNBC's loan portfolio of $4.7 million as June 30, 2018.*

21

Comprehensive Due Diligence  Reciprocal due diligence process completed by VBTX and GNBC  Third party credit reviews were conducted on both loan portfolios Overview  Review of balance sheets, earnings, systems, processes, regulatory, tax, HR and litigation Review of GNBC:  Comprehensive loan review covering 81.5% of the portfolio  924 individual loans reviewed  All loans over $100,000 30 days or more past due were reviewed Credit Quality Review of VBTX:  Substantial loan review representing 50.6% of the portfolio  311 individual loans reviewed  All loans designated criticized or worse and all of the largest borrowers were reviewed  Strong risk management and audit functions and robust BSA program Compliance and  Thorough review of BSA policy, risk assessment and external audit Risk  Detailed compliance and cybersecurity assessments 22

Integration, Planning and Timeline  Leadership team is highly experienced with merger integrations  Combined both banks have executed nine bank deals since 2010  Executive management from GNBC and VBTX have recent experience integrating large scale transactions  Operational and integration experience with core operating platform being evaluated by management teams at VBTX and GNBC File regulatory applications Announced signing and registration System conversion of the definitive statement with Receive approvals and complete agreement the SEC and close transaction integration July 24, 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 23

Fully Integrated Financial Metrics (Dollars in Millions) + Time Period 2Q18 2Q18 Fully Integrated(1) Assets $3,133 $4,392 ~$8B+ Loans / Deposits 97.1% 94.0% ~95.0% Demand Deposits / Total Deposits(2) 25.9% 27.1% > 25% Balance Sheet TCE / TA(4) 11.2% 9.0% > 9.0% CL&D 100% Guideline(3) 82% 27% ~75% CRE 300% Guideline(3) 310% 251% ~300% Fee Income / Total Revenue 8.6% 12.1% ~10%+ Core Profitability Efficiency Ratio 53.5% 50.1% 45% - 47% (Fully Integrated) ROAA 1.34% 1.54% > 1.65% ROATCE(4) 13.5% 17.7% > 18.0% NPAs / Assets 0.16% 1.36% < 0.75% Credit (LLR + Disc.) / Gross Loans 1.29% 1.23% 1.10% - 1.25% (1) Represents fully integrated financial metrics and not pro forma 2Q18 financial results. (4) As used in this presentation, TCE / TA and ROATCE are non-GAAP financial (2) Bank level demand deposits / total deposits as of 3/31/18. measures. For a reconciliation of these non-GAAP financial measures to their 24 (3) Represents holding company ratios. comparable GAAP measures, see the end of the presentation.

Successful Organic Growth and M&A Strategy (Dollars in Millions) $3,134 $7,525 Acquired Assets Total Assets $2,946 Initial Public Offering $1,589 Founded VBTX $1,409 $1,040 $802 $665 $438 $524 $121 $198 $220 $182 2010 2011 2012 2013 2014 2015 2016 2017 6/30/2018 2010 2011 2015 2017 Acquisitions (Assets) Professional Bank Fidelity Bank ($166M) IBT Bancorp Sovereign Bank ($1B) Liberty Bank ($182M) Bank of Las Colinas ($54M) ($121M) ($467M) $4,392 $4,262 $4,025 Initial Public $3,786 Offering $100mm stock issued to $1,406 private $2,196 investors $1,675 $1,703 $305 $1,335 $52 $874 2010 2011 2012 2013 2014 2015 2016 2017 6/30/2018 Combined (1) 6/30/2018 Acquisitions 2012 2014 2015 (Assets) Opportunity Bancshares ($52M) SP Bancorp ($305M) Patriot Bancshares ($1.4B) Source: S&P Global Market Intelligence and company information. (1) Pro forma represents combined assets for VBTX and GNBC as of 6/30/18, excluding purchase accounting adjustments. 25

Exhibits 26

# DFW & Houston Pro Forma Deposit Market Share

| Dallas-Fort Worth-Arlington, TX | | | | | | |
|---|---|---|---|---|---|---|
| Rank | TX Based Banks Rank | Parent Company | Parent State | Branches | Deposits ($000) | Market Share (%) |
| 1 | | Bank of America Corp. | NC | 139 | 77,166,546 | 29.40 |
| 2 | | JPMorgan Chase & Co. | NY | 221 | 57,128,947 | 21.77 |
| 3 | | Wells Fargo & Co. | CA | 179 | 19,362,167 | 7.38 |
| 4 | 1 | Texas Capital Bancshares Inc. | TX | 7 | 13,087,106 | 4.99 |
| 5 | | Banco Bilbao Vizcaya Argentaria | - | 100 | 10,413,244 | 3.97 |
| 6 | 2 | Cullen/Frost Bankers Inc. | TX | 36 | 6,458,574 | 2.46 |
| 7 | 3 | LegacyTexas Financial Group Inc. | TX | 43 | 6,352,435 | 2.42 |
| 8 | 4 | Comerica Inc. | TX | 54 | 5,090,246 | 1.94 |
| 9 | | BOK Financial Corp. | OK | 21 | 4,062,668 | 1.55 |
| 10 | 5 | Hilltop Holdings Inc. | TX | 20 | 4,012,330 | 1.53 |
| 11 | 6 | Independent Bank Group Inc. | TX | 38 | 3,938,066 | 1.50 |
| | | **Pro Forma Veritex** | **TX** | **29** | **3,413,484** | **1.30** |
| 12 | | BB&T Corp. | NC | 54 | 3,025,503 | 1.15 |
| 13 | | Capital One Financial Corp. | VA | 35 | 2,739,667 | 1.04 |
| 14 | 7 | ANB Corp. | TX | 25 | 2,424,486 | 0.92 |
| 15 | 8 | Inwood Bancshares Inc. | TX | 14 | 2,116,728 | 0.81 |
| **16** | **9** | **Veritex Holdings Inc.** | **TX** | **21** | **2,090,576** | **0.80** |
| 17 | | Simmons First National Corp. | AR | 18 | 1,857,281 | 0.71 |
| 18 | 10 | First Financial Bankshares Inc. | TX | 26 | 1,617,091 | 0.62 |
| 19 | 11 | Independent Bankers Financial Corp. | TX | 1 | 1,484,960 | 0.57 |
| 20 | | Bank of the Ozarks | AR | 10 | 1,429,441 | 0.54 |
| **21** | **12** | **Green Bancorp Inc.** | **TX** | **8** | **1,322,908** | **0.50** |
| 22 | 13 | Prosperity Bancshares Inc. | TX | 33 | 1,315,969 | 0.50 |
| 23 | 14 | North Dallas Bank & Trust Co. | TX | 6 | 1,205,636 | 0.46 |
| 24 | 15 | Beal Financial Corp. | TX | 7 | 1,196,921 | 0.46 |
| 25 | | Pinnacle Bancorp Inc. | NE | 21 | 1,046,790 | 0.40 |

| Houston-The Woodlands-Sugar Land, TX | | | | | | |
|---|---|---|---|---|---|---|
| Rank | TX Based Banks Rank | Parent Company | Parent State | Branches | Deposits ($000) | Market Share (%) |
| 1 | | JPMorgan Chase & Co. | NY | 194 | 102,378,375 | 44.40 |
| 2 | | Wells Fargo & Co. | CA | 199 | 29,193,644 | 12.66 |
| 3 | | Bank of America Corp. | NC | 111 | 20,631,966 | 8.95 |
| 4 | | Zions Bancorp. | UT | 62 | 9,687,767 | 4.20 |
| 5 | | Banco Bilbao Vizcaya Argentaria | - | 76 | 9,525,563 | 4.13 |
| 6 | 1 | Prosperity Bancshares Inc. | TX | 58 | 5,028,843 | 2.18 |
| 7 | | Capital One Financial Corp. | VA | 40 | 4,781,912 | 2.07 |
| 8 | 2 | Cullen/Frost Bankers Inc. | TX | 34 | 4,403,967 | 1.91 |
| 9 | 3 | Woodforest Financial Group Inc. | TX | 102 | 3,315,054 | 1.44 |
| 10 | 4 | Allegiance Bancshares Inc. | TX | 28 | 3,238,623 | 1.40 |
| 11 | 5 | Comerica Inc. | TX | 48 | 3,165,915 | 1.37 |
| 12 | 6 | Cadence Bancorp. | TX | 10 | 3,079,080 | 1.34 |
| 13 | 7 | Texas Capital Bancshares Inc. | TX | 2 | 2,538,854 | 1.10 |
| | | **Pro Forma Veritex** | **TX** | **14** | **1,978,875** | **0.86** |
| **14** | **8** | **Green Bancorp Inc.** | **TX** | **13** | **1,916,391** | **0.83** |
| 15 | | BOK Financial Corp. | OK | 12 | 1,811,118 | 0.79 |
| 16 | 9 | Independent Bank Group Inc. | TX | 14 | 1,659,586 | 0.72 |
| 17 | | Regions Financial Corp. | AL | 24 | 1,334,020 | 0.58 |
| 18 | 10 | CBTX Inc. | TX | 16 | 1,323,832 | 0.57 |
| 19 | | East West Bancorp Inc. | CA | 9 | 1,288,643 | 0.56 |
| 20 | | IBERIABANK Corp. | LA | 7 | 1,189,207 | 0.52 |
| 21 | | BB&T Corp. | NC | 23 | 1,131,857 | 0.49 |
| 22 | 11 | Industry Bancshares Inc. | TX | 5 | 1,099,422 | 0.48 |
| 23 | 12 | Texas Independent Bancshares Inc. | TX | 20 | 864,467 | 0.37 |
| 24 | 13 | Moody Bancshares Inc. | TX | 14 | 786,986 | 0.34 |
| 25 | | Hancock Holding Co. | MS | 5 | 744,254 | 0.32 |
| **74** | **51** | **Veritex Holdings Inc.** | **TX** | **1** | **62,484** | **0.03** |

**VBTX will be ranked 7th in deposit market share in DFW and 8th in Houston among Texas-based banks**

*Source: S&P Global Market Intelligence.*
*Note: Branch deposits data for deposit market share represents combined VBTX and GNBC as of June 30, 2017.*

27

Pro Forma Loan Composition (Dollars in Thousands) VBTX GNBC Pro Forma (1) 0%0% 1% 0% 5% 0% 0% 8% 13% 8% 9% 29% 8% 11% 35% 39% 7% 5% 14% 14% 13% 28% 26% 27% Loans Loans Loans Construction & Land 13% Construction & Land 5% Construction & Land 8% 1-4 Family 11% 1-4 Family 8% 1-4 Family 9% Multi-Family 5% Multi-Family 8% Multi-Family 7% CRE - Owner-Occupied 13% CRE - Owner-Occupied 14% CRE - Owner-Occupied 14% CRE - Income Producing 28% CRE - Income Producing 26% CRE - Income Producing 27% C&I 29% C&I 39% C&I 35% Farm 0% Farm 1% Farm 0% Consumer & Other 0% Consumer & Other 0% Consumer & Other 0% Total 100% Total 100% Total 100% Total Loans: $ 2,316,089 Total Loans: $ 3,143,797 Total Loans: $ 5,459,886 1Q18 Yield on Total Loans: 5.75% 1Q18 Yield on Total Loans: 5.42% 1Q18 Yield on Total Loans: 5.56% Strong commercial lending focus with complementary C&D and C&I portfolios Source: Loan composition is bank level information from S&P Global Market Intelligence as of 3/31/18. Total loans and 1Q18 yield on total loans from company public filings. (1) Pro forma represents combined VBTX and GNBC as of 3/31/18, excluding purchase accounting adjustments. 28

Pro Forma Deposit Composition (Dollars in Thousands) VBTX GNBC Pro Forma (1) 4% 15% 11% 17% 26% 27% 27% 19% 21% 6% 5% 5% 47% 32% 38% Deposits Deposits Deposits Demand Deposits 26% Demand Deposits 27% Demand Deposits 27% NOW & Other 6% NOW & Other 5% NOW & Other 5% MMDA & Savings 47% MMDA & Savings 32% MMDA & Savings 38% Retail CDs 17% Retail CDs 21% Retail CDs 19% Jumbo CDs 4% Jumbo CDs 15% Jumbo CDs 11% Total Deposits 100% Total Deposits 100% Total Deposits 100% Total Deposits: $ 2,493,794 Total Deposits: $ 3,453,727 Total Deposits: $ 5,947,521 1Q18 Cost of Total Deposits: 0.73% 1Q18 Cost of Total Deposits: 0.79% 1Q18 Cost of Total Deposits: 0.76% Attractive deposit mix diversified across DFW and Houston markets Source: Deposit composition is bank level information from S&P Global Market Intelligence as of 3/31/18. Total deposits and 1Q18 cost of deposits from company public filings. (1) Pro forma represents combined VBTX and GNBC as of 3/31/18, excluding purchase accounting adjustments. 29

# VBTX Reconciliation of Non-GAAP Financial Measures

*(Dollars in Thousands, Except per Share)*

VBTX's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. VBTX has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

| | | As of or For the Quarter Ended | | | | |
|---|---|---|---|---|---|---|
| | | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 | June 30, 2017 |
| | **Net interest income (as reported)** | **27,624** | **$ 29,102** | **$ 25,750** | **$ 19,129** | **$ 12,376** |
| Adjustment: | Income recognized on acquired loans | (1,664) | (4,009) | (2,955) | (637) | (135) |
| | **Core net interest income** | **25,960** | **25,093** | **22,795** | **18,492** | **12,241** |
| | **Provision for loan losses (as reported)** | **1,504** | **678** | **2,529** | **752** | **943** |
| | **Noninterest income (as reported)** | **2,592** | **2,781** | **2,298** | **1,977** | **1,766** |
| Adjustment: | Gain on sale of branch locations | - | (388) | - | - | - |
| | **Core noninterest income** | **2,592** | **2,393** | **2,298** | **1,977** | **1,766** |
| | **Noninterest expense (as reported)** | **16,169** | **17,306** | **15,035** | **12,522** | **7,782** |
| Adjustment: | Sublease one-time consent fee, net | - | (1,071) | - | - | - |
| | Branch closure expenses | - | (172) | - | - | - |
| | One-time issuance of shares to all employees | (421) | - | - | - | - |
| | Corporate development and other related expenses | (1,043) | (335) | (1,018) | (1,391) | (193) |
| | **Core noninterest expense** | **14,705** | **15,728** | **14,017** | **11,131** | **7,589** |
| | **Core net income from operations** | **12,343** | **11,080** | **8,547** | **8,586** | **5,475** |
| | **Income tax expense (as reported)** | **2,350** | **3,511** | **7,227** | **2,650** | **1,802** |
| Adjustment: | Tax impact of adjustments | (40) | (579) | (678) | 264 | 20 |
| | Deferred tax asset re-measurement due to Tax Act | 127 | (820) | (3,051) | - | - |
| | Other corporate development discrete tax items | - | - | (398) | - | - |
| | **Core income tax expense** | **2,437** | **2,112** | **3,100** | **2,914** | **1,822** |
| | **Net income (as reported)** | **10,193** | **10,388** | **3,257** | **5,182** | **3,615** |
| | **Core net income** | **9,906** | **8,968** | **5,447** | **5,672** | **3,653** |
| | **Core net income available to common stockholders** | **9,906** | **$ 8,968** | **$ 5,447** | **$ 5,630** | **$ 3,653** |
| | Weighted average diluted shares outstanding | 24,546 | 24,539 | 23,524 | 20,392 | 15,637 |
| | | | | | | |
| | **Earnings Per Share** | | | | | |
| | Diluted earnings per share (as reported) | $ 0.42 | $ 0.42 | $ 0.14 | $ 0.25 | $ 0.23 |
| | Core diluted earnings per share | 0.40 | 0.37 | 0.23 | 0.28 | 0.23 |
| | **Efficiency Ratio** | | | | | |
| | Efficiency Ratio (as reported) | 53.51% | 54.28% | 53.60% | 59.33% | 55.03% |
| | Core Efficiency Ratio | 51.50% | 57.22% | 55.86% | 54.38% | 54.18% |
| | **Net Interest Margin** | | | | | |
| | Net interest margin (as reported) | 4.07% | 4.46% | 4.24% | 3.78% | 3.53% |
| | Core net interest margin | 3.83% | 3.84% | 3.75% | 3.66% | 3.49% |
| | **Net Interest Margin** | | | | | |
| | Return on average assets (as reported) | 1.34% | 1.41% | 0.48% | 0.94% | 0.97% |
| | Core return on average assets | 1.30% | 1.22% | 0.80% | 1.02% | 0.98% |

30

# *VBTX Reconciliation of Non-GAAP Financial Measures*

*(Dollars in Thousands, Except per Share)*

VBTX's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. VBTX has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

| | For the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2018 | March 31, 2018 | December 31, 2017 | September 30, 2017 | June 30, 2017 |
| **Tangible Common Equity** | | | | | |
| Total stockholders' equity | $ 508,441 | $ 497,433 | $ 488,929 | $ 445,929 | $ 247,602 |
| Adjustments: | | | | | |
| Goodwill | (161,447) | (161,685) | (159,452) | (135,832) | (26,865) |
| Intangible assets | (17,482) | (18,372) | (22,165) | (10,531) | (2,171) |
| Total tangible common equity | $ 329,512 | $ 317,376 | $ 307,312 | $ 299,566 | $ 218,566 |
| **Tangible Assets** | | | | | |
| Total assets | $ 3,133,627 | $ 3,063,319 | $ 2,945,583 | $ 2,494,861 | $ 1,508,589 |
| Adjustments: | | | | | |
| Goodwill | (161,447) | (161,685) | (159,452) | (135,832) | (26,865) |
| Intangible assets | (17,482) | (18,372) | (22,165) | (10,531) | (2,171) |
| Total tangible assets | $ 2,954,698 | $ 2,883,262 | $ 2,763,966 | $ 2,348,498 | $ 1,479,553 |
| **Tangible Common Equity to Tangible Assets** | 11.15% | 11.01% | 11.12% | 12.76% | 14.77% |
| **Common shares outstanding** | 24,181 | 24,149 | 24,110 | 22,644 | 15,233 |
| Book value per common share | $ 21.03 | $ 20.60 | $ 20.28 | $ 19.69 | $ 16.25 |
| Tangible book value per common share | 13.63 | 13.14 | 12.75 | 13.23 | 14.35 |

31

VBTX Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands) VBTX’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. VBTX has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. As of and for the Quarter Ended Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Net income adjusted for amortization of core deposit intangibles Net income $ 10,193 $ 10,388 $ 3,257 $ 5,182 $ 3,615 Adjustments: Plus: Amortization of core deposit intangibles 975 1,205 685 239 189 Less: Tax benefit at the statutory rate 205 253 144 50 40 Net income (loss) adjusted for amortization of core $ 10,963 $ 11,340 $ 3,798 $ 5,371 $ 3,764 deposit intangibles Average Tangible Common Equity Total average shareholders’ equity $ 504,328 $ 492,869 $ 464,614 $ 377,984 $ 246,240 Adjustments: Average goodwill (161,433) (159,272) (144,042) (95,327) (28,270) Average core deposit intangibles (17,984) (20,734) (14,240) (2,608) (759) Average tangible common equity $ 324,911 $ 312,863 $ 306,332 $ 280,049 $ 217,210 Return on Average Equity 8.11% 8.55% 2.78% 5.44% 5.89 % Return on Average Tangible Common Equity 13.53% 14.70% 4.92% 7.61% 6.95% (Annualized) 32

GNBC Reconciliation of Non-GAAP Financial Measures (Dollars in Thousands, Except per Share) GNBC’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. GNBC has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below. As of and for the Quarter Ended Jun 30, 2018 Mar 31, 2018 Dec 31, 2017 Sep 30, 2017 Jun 30, 2017 Tangible Common Equity Total shareholders’ equity $ 479,493 $ 468,878 $ 463,795 $ 462,311 $ 451,741 Adjustments: Goodwill 85,291 85,291 85,291 85,291 85,291 Core deposit intangibles 7,881 8,187 8,503 8,835 9,215 Tangible common equity $ 386,321 $ 375,400 $ 370,001 $ 368,185 $ 357,235 Common shares outstanding(1) 37,289 37,163 37,103 37,096 37,035 Book value per common share(1) $ 12.86 $ 12.62 $ 12.50 $ 12.46 $ 12.20 Tangible book value per common share(1) $ 10.36 $ 10.10 $ 9.97 $ 9.93 $ 9.65 33

# GNBC Reconciliation of Non-GAAP Financial Measures

*(Dollars in Thousands, Except per Share)*

GNBC's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. GNBC has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

| | As of and for the Quarter Ended | | | | | For the Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | Jun 30, 2018 | Mar 31, 2018 | Dec 31, 2017 | Sep 30, 2017 | Jun 30, 2017 | Jun 30, 2018 | Jun 30, 2017 |
| Net income adjusted for amortization of core deposit intangibles | | | | | | | |
| **Net income** | **$ 16,421** | **$ 9,362** | **$ 2,619** | **$ 11,407** | **$ 12,898** | **$ 25,783** | **$ 20,110** |
| Adjustments: | | | | | | | |
| Plus: Amortization of core deposit intangibles | 306 | 316 | 330 | 380 | 380 | 622 | 760 |
| Less: Tax benefit at the statutory rate | 64 | 66 | 116 | 133 | 133 | 130 | 266 |
| **Net income (loss) adjusted for amortization of core deposit intangibles** | **$ 16,663** | **$ 9,612** | **$ 2,833** | **$ 11,654** | **$ 13,145** | **$ 26,275** | **$ 20,604** |
| Average Tangible Common Equity | | | | | | | |
| Total average shareholders' equity | $ 471,958 | $ 466,015 | $ 465,859 | $ 457,303 | $ 445,334 | $ 469,001 | $ 440,541 |
| Adjustments: | | | | | | | |
| Average goodwill | 85,291 | 85,291 | 85,291 | 85,291 | 85,291 | 85,291 | 85,291 |
| Average core deposit intangibles | 8,029 | 8,343 | 8,661 | 9,065 | 9,461 | 8,185 | 9,652 |
| **Average tangible common equity** | **$ 378,638** | **$ 372,381** | **$ 371,907** | **$ 362,947** | **$ 350,582** | **$ 375,525** | **$ 345,598** |
| **Return on Average Tangible Common Equity (Annualized)** | 17.65 % | 10.47 % | 3.02 % | 12.74 % | 15.04 % | 14.11 % | 12.02 % |
| **Efficiency ratio** | 50.05 % | 50.81 % | 57.87 % | 50.59 % | 47.83 % | 50.42 % | 51.11 % |
| **Operating efficiency ratio** | 49.45 % | 49.90 % | 47.69 % | 46.49 % | 49.09 % | 49.67 % | 51.59 % |

34

# GNBC Reconciliation of Non-GAAP Financial Measures

*(Dollars in Thousands, Except per Share)*

GNBC's management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance including tangible book value per common share and tangible common equity to tangible assets. GNBC has included in this presentation information related to these non-GAAP financial measures for the applicable periods presented. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the table below.

| | As of and for the Quarter Ended | | | | | For the Six Months Ended | |
|---|---|---|---|---|---|---|---|
| | Jun 30, 2018 | Mar 31, 2018 | Dec 31, 2017 | Sep 30, 2017 | Jun 30, 2017 | Jun 30, 2018 | Jun 30, 2017 |
| **Operating Earnings** | | | | | | | |
| Net Income (loss) | $ 16,421 | $ 9,362 | $ 2,619 | $ 11,407 | $ 12,898 | 25,783 | 20,110 |
| Plus: Loss (gain) on sale of securities available-for-sale, net | (66) | — | — | 332 | (294) | (66) | (294) |
| Plus: Loss (gain) on held for sale loans, net | — | — | 1,098 | 1,294 | (222) | — | (84) |
| Plus: Stock based compensation expense for performance option vesting | — | — | 3,051 | — | — | — | — |
| Plus: Shelf and secondary offering expenses | 337 | 397 | — | — | — | 734 | — |
| Less: Tax benefit at the statutory rate | 57 | 83 | $ 1,452 | 569 | (181) | $ 140 | $ (132) |
| **Net operating earnings** | **$ 16,635** | **$ 9,676** | **$ 5,316** | **$ 12,464** | **$ 12,563** | **$ 26,311** | **$ 19,864** |
| | | | | | | | |
| **Weighted average diluted shares outstanding** | **37,646** | **37,586** | **37,393** | **37,332** | **37,264** | **37,613** | **37,234** |
| **Diluted earnings per share** | **$ 0.44** | **$ 0.25** | **$ 0.07** | **$ 0.31** | **$ 0.35** | **0.69** | **0.54** |
| **Diluted operating earnings per share** | **0.44** | **0.26** | **0.14** | **0.33** | **0.34** | **0.70** | **0.53** |
| | | | | | | | |
| **Pre-Tax, Pre-Provision Operating Earnings** | | | | | | | |
| Net Income (loss) | $ 16,421 | $ 9,362 | $ 2,619 | $ 11,407 | $ 12,898 | $ 25,783 | $ 20,110 |
| Plus: Provision (benefit) for income taxes | 4,283 | 2,322 | 10,142 | 5,895 | 6,985 | 6,605 | 10,927 |
| Plus: Provision for loan losses | 1,897 | 9,663 | 4,405 | 2,300 | 1,510 | 11,560 | 7,655 |
| Plus: Loss (gain) on sale of securities available-for-sale, net | (66) | — | — | 332 | (294) | (66) | (294) |
| Plus: Loss (gain) on held for sale loans, net | — | — | 1,098 | 1,294 | (222) | — | (84) |
| Plus: Stock based compensation expense for performance option vesting | — | — | 3,051 | — | — | — | — |
| Plus: Shelf and secondary offering expenses | 337 | 397 | — | — | — | 734 | — |
| **Net pre-tax, pre-provision operating earnings** | **$ 22,872** | **$ 21,744** | **$ 21,315** | **$ 21,228** | **$ 20,877** | **$ 44,616** | **$ 38,314** |
| | | | | | | | |
| **Total average assets** | **$ 4,264,173** | **$ 4,204,200** | **$ 4,204,105** | **$ 4,131,706** | **$ 4,096,386** | **$ 4,236,207** | **$ 4,056,784** |
| **Pre-tax, pre-provision operating return on average assets (annualized)** | **2.15 %** | **2.10 %** | **2.01 %** | **2.04 %** | **2.04 %** | **2.12 %** | **1.90 %** |

35

36